UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2008
Bookham, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30684	20-1303994

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2584 Junction Avenue, San Jose, California	95134

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 383-1400
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April, 22, 2008, based on the recommendation of the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Bookham, Inc. (the “Registrant”), the Board approved the adoption of a form of Executive Severance and Retention Agreement (the “Retention Agreement”) to be entered into by the Registrant and its executive officers, including the Registrant’s chief executive officer, principal financial officer and each executive officer reporting directly to the Registrant’s chief executive officer. The Board authorized management to make certain non-material changes to the Retention Agreement to comport with the laws of England and Wales and to maintain the current terms of the engagement agreement with Alain Couder, the Registrant’s chief executive officer, as set forth below.
Benefits Prior to a Change in Control
The Retention Agreement provides that if an executive officer dies or is terminated by the Registrant without “Cause” (as described below) prior to a “Change in Control” (as described below), the executive officer will be entitled to severance payments consisting of:
•	a pro rata portion (based on the number of days elapsed in the then-current bonus period prior to the effective date of such termination) of the executive officer’s target bonus approved by the Compensation Committee for the then-current bonus payment period;
•	any prior period bonus approved by the Board but not paid;
•	the amount of any compensation previously deferred by the executive officer (together with any accrued interest or earnings thereon) and any accrued vacation pay; and
•	an amount equal to the result obtained by multiplying the executive’s current base salary by a fraction, the numerator of which is eight months’ (except in the case of Alain Couder, the CEO, in which case the numerator is twelve months) plus one additional month of base salary for each whole year of the executive officer’s employment by the Registrant (up to a maximum of 18 months) and the denominator of which is 12.
Benefits After a Change in Control
     Equity Acceleration
In the event a “Change in Control” takes place during the term of the Retention Agreement, the executive officer shall be entitled to full acceleration of his or her stock options, restricted stock and other equity awards. In addition, the executive officer shall have a period of six months in which to exercise any option accelerated in accordance with such provisions.

     Termination following a Change in Control
The Retention Agreement provides that if an executive officer dies or is terminated without “Cause” or leaves for “Good Reason” (as described below) within 12 months after a “Change in Control”, in addition to being entitled to full acceleration of his or her stock options, restricted stock and other equity awards as described in the preceding paragraph, the executive officer will be entitled to a cash payment equal to:
•	a pro rata portion (based on the number of days elapsed in the then-current bonus period prior to the effective date of such termination) of the executive officer’s target bonus approved by the Compensation Committee for the then-current bonus payment period;
•	any prior period bonus approved by the Board but not paid;
•	the amount of any compensation previously deferred by the executive officer (together with any accrued interest or earnings thereon) and any accrued vacation pay; and
•	an amount equal to the result obtained by multiplying the executive’s current base salary by a fraction, the numerator of which is eight months’ (except in the case of Alain Couder, the CEO, in which case the numerator is twelve months) plus one additional month of base salary for each whole year of the executive officer’s employment by the Registrant (up to a maximum of 18 months) and the denominator of which is 12.
The cash payments described above are payable in a lump sum in cash within 30 days of the effective date of the officer’s termination.
All cash payments under the Retention Agreement are subject to the executive officer (i) executing a separation agreement in a form reasonably acceptable to the Registrant and (ii) agreeing to certain confidentiality and non-solicitation provisions.
Certain Definitions
The term “Cause” is defined in the Retention Agreement and includes, among other things:
•	the executive officer’s willful and continued failure to substantially perform his or her reasonable assigned duties as an officer of the Registrant (other than a failure resulting from incapacity due to physical or mental illness or any failure after the executive officer gives notice of termination for Good Reason) that is not cured within 30 days after a written demand for substantial performance is received by the executive officer from the Board (in the case of the Registrant’s Chief Executive Officer) or the Registrant’s Chief Executive Officer (in the case of any other executive officer of the Registrant); or
•	the executive officer’s willful engagement in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Registrant.

The term “Good Reason” is defined in the Retention Agreement and means the occurrence, without the executive officer’s written consent, of certain events or circumstances, including the following:
•	the assignment to the executive officer of duties inconsistent in any material respect with the executive officer’s position (including status, offices, titles and reporting requirements), authority or responsibilities; or
•	a reduction in the executive officer’s annual base salary.
Notwithstanding the occurrence of any event or circumstance identified in the Retention Agreement, such occurrence shall not be deemed to constitute Good Reason if, prior to the effective date specified in the termination notice delivered by the executive officer to the Registrant, such event or circumstance has been fully corrected and the executive officer has been reasonably compensated for any resulting losses or damages suffered by the executive officer.
The term “Change in Control” is defined in the Retention Agreement and includes, among other things:
•	the acquisition by any person or group of persons of 50% or more of either the then-outstanding shares of common stock of the Registrant or the combined voting power of the then-outstanding voting securities of the Registrant;
•	a change in the composition of the Board such that the continuing directors (meaning directors serving on the Board on the date the executive officer’s severance agreement is signed by the executive officer and the Registrant or who are nominated or elected after such date by at least a majority of the directors who were continuing directors at the time of such nomination or election) cease to be a majority of the members of the Board;
•	a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Registrant or a sale or other disposition of all or substantially all of the assets of the Registrant in one or a series of transactions; or
•	the approval by the Registrant’s stockholders of a complete liquidation or dissolution of the Registrant.
The Retention Agreement will supersede any existing severance and change in control arrangements between the Registrant and its executive officers party to a Retention Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.
Date: April 25, 2008	By:	/s/ Stephen Abely
Stephen Abely
Chief Financial Officer